                                                                    EXHIBIT 99.4


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR OTHERWISE. THIS ADJUSTMENT WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                               ADJUSTMENT WARRANT


              To Purchase Shares of $.001 Par Value Common Stock of

                                OPEN MARKET, INC.

         THIS CERTIFIES that, for value received, HALIFAX FUND, L.P. (the "PURCHASER") is entitled, upon the terms, at the times and subject to the conditions hereinafter set forth, prior to 5:00 p.m. New York City time on the Termination Date (as defined herein) but not thereafter, to subscribe for and purchase from time to time from OPEN MARKET, INC., a Delaware corporation (the "COMPANY"), all or a portion of an aggregate number of shares of Common Stock of the Company (the "ADJUSTMENT SHARES") determined in accordance with Section 2(b) hereof. The "EXERCISE PRICE" per share is $.001. The Exercise Price per share and the number of shares for which this Adjustment Warrant is exercisable shall be subject to adjustment as provided herein. This Adjustment Warrant is being issued in connection with (i) that certain Purchase Agreement dated as of March 20, 2001 (the "PURCHASE AGREEMENT") entered into among the Company, the Purchaser and the other purchasers named therein; and (ii) the shares of the Company's Series E 6% Cumulative Convertible Preferred Stock (the "PREFERRED SHARES") which were purchased by the Purchaser pursuant to the Purchase Agreement and which are issued pursuant to a Certificate of Designations (the "CERTIFICATE"). Any capitalized terms used but not defined in this Adjustment Warrant shall have the meaning specified in the Certificate or the Purchase Agreement.

1. AUTHORIZATION OF SHARES. The Company represents and covenants that all shares of Common Stock which may be issued upon the exercise from time to time of rights represented by this Adjustment Warrant will, upon exercise of the rights represented by this Adjustment Warrant and payment of the Exercise Price as set forth herein, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, claims, encumbrances and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issuance).

2.       EXERCISE OF ADJUSTMENT WARRANT FOR ADJUSTMENT SHARES.

(a)      DEFINITIONS.

         "ADJUSTMENT DATE" means each of (i) the Mandatory Conversion Date (as defined in the Certificate and; (ii) the Redemption Date (as defined in the Certificate), provided the redemption of the Preferred Shares is being effected in shares of Common Stock.

         "TERMINATION DATE" means the date which is twelve (12) months following the last Adjustment Date hereunder.

(b) (i) EXERCISE OF ADJUSTMENT WARRANT BY PURCHASER. If, on an Adjustment Date, the full number of shares of Common Stock issuable upon conversion of the Purchaser's Preferred Shares may not be issued because of the limitation set forth in Section 5(j) of the Certificate, then this Adjustment Warrant shall thereupon become immediately exercisable, until the Termination Date, for the number of Adjustment Warrant Shares equal to the difference between (x) the maximum number of shares of Common Stock that could be issued to the Purchaser upon conversion of Purchaser's Preferred Shares without regard to the limitation in clauses (i) and (ii) Section 5(j) of the Certificate but subject to the limitation in Section 3.12 of the Purchase Agreement and
         (y) the number of shares of Common Stock actually issued pursuant to the redemption or conversion of the Preferred Shares held by Purchasers. Subject to Section (iv) below, exercise of the rights represented by this Adjustment Warrant may be made at any time and from time to time, in whole or in part, on and after the first Adjustment Date, subject to the conditions set forth above, and prior to 5:00 p.m. New York City time on the Termination Date, by the surrender on any business day of this Adjustment Warrant and a Notice of Exercise in the form annexed hereto duly completed and executed, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the full Exercise Price of the shares thereby purchased, whereupon the holder of this Adjustment Warrant shall be entitled to receive a certificate for the number of Adjustment Shares for which this Adjustment Warrant has been so exercised.

         (ii) CASHLESS EXERCISE. Alternatively, and only in the event there is no effective registration statement covering the resale of the Warrant Shares, the Warrant holder may exercise this Adjustment Warrant, subject to Section (iv) below, in whole or in part in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Common Stock this Adjustment Warrant, together with a Notice of Exercise specifying the number of Adjustment Shares to be delivered to such Warrant holder ("DELIVERABLE SHARES") and the number of Adjustment Shares with respect to which this Adjustment Warrant is being exercised ("EXERCISED SHARES").

         The number of Deliverable Shares shall be calculated as follows:

         # of Deliverable Shares = # of Exercised Shares  x      Fair Market Value of Common Stock less Exercise Price
                                                                 -----------------------------------------------------
                                                                 Fair Market Value of Common Stock

         "FAIR MARKET VALUE" shall have the meaning specified in Section 12(c) below.

         The number of Adjustment Shares issuable hereunder shall be reduced by the number of such Adjustment Shares for which this Adjustment Warrant is exercised and/or surrendered, and the Company, at its expense, shall within five (5) Trading Days (as defined in the Certificate) issue and deliver to or upon the order of the Warrant holder a new Adjustment Warrant of like tenor in the name of Warrant holder or as Warrant holder may request, reflecting such adjusted Adjustment Shares; provided, that if prior to such date the Company has not received the Warrant, then such delivery may be extended until one Trading Day after receipt thereof by the Company.

         (iii) DATE OF EXERCISE; DELIVERY OF CERTIFICATES. All exercises will be deemed to occur as of the date of receipt of the Notice of Exercise, and certificates for shares of Common Stock purchased hereunder shall be delivered to the holder hereof within five (5) Trading Days after the date on which this Adjustment Warrant shall have been exercised as aforesaid; provided, that if prior to such date the Company has not received the Warrant, then such delivery may be extended until one Trading Day after receipt thereof by the Company. The Warrant holder may withdraw its Notice of Exercise under this Section 2(b) at any time thereafter if the Company fails to timely deliver the applicable certificates to the Warrant holder as provided in this Adjustment Warrant.

(c) NEW ADJUSTMENT WARRANT. Whenever this Adjustment Warrant is exercised and surrendered to the Company in accordance with Section 2(b) above, the Company shall issue a new Adjustment Warrant for the unexercised portion (if any) of this Adjustment Warrant and for the unexpired term (through the Termination Date) of this Adjustment Warrant. Such new Adjustment Warrant shall be issued even if the surrendered Adjustment Warrant was exercised for all the Adjustment Shares then issuable under such Adjustment Warrant.

(d) ABSOLUTE OBLIGATION TO ISSUE ADJUSTMENT SHARES. The Company's obligations to issue and deliver Adjustment Shares in accordance with the terms hereof are absolute and unconditional (provided the holder shall have complied with Section 2(b) above), irrespective of any action or inaction by the holder hereof to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder hereof or any other Person of any obligation to the Company or any violation or alleged violation of law by the holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the holder hereof in connection with the issuance of Adjustment Shares.

3. NON-CERTIFICATED SHARES. In lieu of delivering physical certificates representing the Adjustment Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Purchaser, the Company shall use its commercially reasonable best efforts to cause its transfer agent to electronically transmit the Adjustment Shares to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

4. LISTING OF ADJUSTMENT SHARES. The Company represents and covenants that any and all Adjustment Shares issued to the Purchaser hereunder shall be duly eligible for trading on the Nasdaq National Market or if the Common Stock is not quoted thereon, on such other exchange or market (which for purposes of this Adjustment Warrant shall only mean the New York Stock Exchange, the American Stock Exchange or the Nasdaq Small Cap Market) upon which the Common Stock is principally traded or quoted (in any case, the "PRINCIPAL MARKET").

5. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the issuance of the Adjustment Shares.

6. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Adjustment Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company (other than income, franchise or similar taxes), and such certificates shall be issued in the name of the holder of this Adjustment Warrant or in such name or names as may be directed by the holder of this Adjustment Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Adjustment Warrant, this Adjustment Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof and shall comply with the provisions of Section 9 hereof as if a transfer were made of the Warrant; and PROVIDED FURTHER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any such transfer.

7. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Adjustment Warrant.

8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. Subject to Sections 12 and 13 below and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Adjustment Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Adjustment Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Adjustment Warrant pursuant to Section 2 above, the Adjustment Shares so purchased hereunder shall be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date of the Notice of Exercise.

9. ASSIGNMENT AND TRANSFER OF ADJUSTMENT WARRANT. This Adjustment Warrant may be assigned in whole or in part, provided such assignment is for the right to purchase at least 10,000 Adjustment Shares by the surrender of this Adjustment Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); PROVIDED, HOWEVER, that this Adjustment Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act of 1933, as amended (the "ACT"), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Adjustment Warrant to the effect that the transaction is so exempt.

10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF ADJUSTMENT WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Adjustment Warrant or stock certificate representing any Adjustment Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, or upon surrender and cancellation of such Adjustment Warrant or stock certificate, if mutilated, the Company will promptly make and deliver a new Adjustment Warrant or stock certificate of like tenor and dated as of such delivery, in lieu of this Adjustment Warrant or such stock certificate.

11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

12. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF ADJUSTMENT WARRANT SHARES. The number of and kind of securities purchasable upon exercise of this Adjustment Warrant shall be subject to adjustment from time to time as follows:

(a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Adjustment Warrant subdivide its outstanding securities as to which purchase rights under this Adjustment Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Adjustment Warrant exist, the number of Adjustment Shares as to which this Adjustment Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination.

(b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("COMMON STOCK EQUIVALENTS") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Adjustment Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend.

(c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than Common Stock), then the number of Adjustment Shares for which this Adjustment Warrant is exercisable shall be increased to equal the number of Adjustment Shares for which this Adjustment Warrant is exercisable immediately prior to such event multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value (as defined below) per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as jointly determined in good faith by the Board of Directors of the Company and the Adjustment Warrant holder) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. Alternatively, the Purchaser shall have the option but not the obligation to participate in such distribution on an "as converted" basis without regard to Section 13 below. For purposes of this Adjustment Warrant, "FAIR MARKET VALUE" shall equal the 10 Trading Day average closing price of the Common Stock on the Principal Market for the 10 trading days preceding the date of determination or, if the Common Stock is not listed or admitted to trading on any Principal Market, the average of the closing bid and asked prices on the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose and reasonably acceptable to the holder, or, if the Common Stock is not listed or admitted to trading on the Principal Market or traded over-the-counter and the average price cannot be determined as contemplated above, the Fair Market Value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors with the concurrence of the holder.

(d) MERGER, ETC. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the

         Company to another entity, then the Adjustment Warrant holder shall be entitled to receive upon or after such transfer, merger or consolidation becoming effective, and upon payment of the Exercise Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Adjustment Warrant holder for the shares of stock subject to this Adjustment Warrant had this Adjustment Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially or as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume in writing the due and punctual performance and observance of each and every covenant and condition of this Adjustment Warrant to be performed and observed by the Company.

(e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Adjustment Warrant exist into the same or a different number of securities of any other class or classes, then the Adjustment Warrant holder shall thereafter be entitled to receive upon exercise of this Adjustment Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Adjustment Warrant holder for the shares of stock subject to this Adjustment Warrant had this Adjustment Warrant at such time been exercised.

13.      9.9% LIMITATION.

(a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Purchaser upon exercise pursuant to the terms hereof shall not exceed a number that, when added to the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of the ownership of securities or rights to acquire securities (including the Warrant) that have limitations on the Purchaser's right to convert, exercise or purchase similar to the limitation set forth herein (the "Excluded Shares")), together with all shares of Common Stock deemed beneficially owned (not counting such affiliate's Excluded Shares) by the holder's "affiliates" (as defined Rule 144 of the Act) ("AGGREGATION PARTIES") that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934, as amended, exists, would exceed 9.9% of the total issued and outstanding shares of the Company's Common Stock (the "RESTRICTED OWNERSHIP PERCENTAGE"). Each holder shall have the right
         (x) at any time and from time to time to reduce its Restricted Ownership Percentage immediately upon notice to the Company and (y) at any time and from time to time, to increase its Restricted Ownership Percentage immediately in the event of the announcement as pending or planned of an event of:

                  (i) any consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction,

                  (ii) any person (as defined in Section 13(d) of the Exchange
         Act), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power,

                  (iii) there is a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Company's Board of Directors on the date thereof, in one or a series of related transactions, or

                  (iv) a sale or transfer of all or substantially all of the assets of the Company, determined on a consolidated basis.

(b) The Purchaser covenants at all times on each day (each such day being referred to as a "COVENANT DAY") as follows: During the balance of such Covenant Day and the succeeding sixty-one (61) days (the balance of such Covenant Day and the succeeding 61 days being referred to as the "COVENANT PERIOD") such Purchaser will not acquire shares of Common Stock pursuant to any right (including the exercise of the Warrant) existing at the commencement of the Covenant Period to the extent the number of shares so acquired by such holder and its Aggregation Parties (ignoring all dispositions) would exceed:

                  (x) the Restricted Ownership Percentage of the total number of shares of Common Stock outstanding at the commencement of the Covenant Period,

                           MINUS

                  (y) the number of shares of Common Stock owned by such holder and its Aggregation Parties at the commencement of the Covenant Period.

                  A new and independent covenant will be deemed to be given by the holder as of each moment of each Covenant Day. No covenant will terminate, diminish or modify any other covenant. The holder agrees to comply with each such covenant. This Section 13 controls in the case of any conflict with any other provision of the Transaction Documents subject to Section 3.12 of the Purchase Agreement.

                  The limitations contained in paragraphs (a) and (b) above of this Section 13 may be enforced by the Company as follows: the Company's obligation to issue Adjustment

         Shares which would exceed the limits referred to in paragraphs (a) and
         (b) of this Section 13 shall be suspended to the extent necessary until such time, if any, as shares of Common Stock may be issued in compliance with such restrictions.

14.      MISCELLANEOUS.


(a) ISSUE DATE; CHOICE OF LAW; VENUE; JURISDICTION. THE PROVISIONS OF THIS ADJUSTMENT WARRANT SHALL BE CONSTRUED AND SHALL BE GIVEN EFFECT IN ALL RESPECTS AS IF IT HAD BEEN ISSUED AND DELIVERED BY THE COMPANY ON THE DATE HEREOF. THIS ADJUSTMENT WARRANT SHALL BE BINDING UPON ANY SUCCESSORS OR ASSIGNS OF THE COMPANY. THIS ADJUSTMENT WARRANT WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCEPT FOR MATTERS ARISING UNDER THE ACT, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK STATE OR U.S. DISTRICT COURT SITTING IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING UNDER THIS ADJUSTMENT WARRANT AND HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS, TO THE BRINGING OF ANY SUCH PROCEEDING IN SUCH JURISDICTION. EACH PARTY HEREBY AGREES THAT IF THE OTHER PARTY TO THIS ADJUSTMENT WARRANT OBTAINS A JUDGMENT AGAINST IT IN SUCH A PROCEEDING, THE PARTY WHICH OBTAINED SUCH JUDGMENT MAY ENFORCE SAME BY SUMMARY JUDGMENT IN THE COURTS OF ANY COUNTRY HAVING JURISDICTION OVER THE PARTY AGAINST WHOM SUCH JUDGMENT WAS OBTAINED, AND EACH PARTY HEREBY WAIVES ANY DEFENSES AVAILABLE TO IT UNDER LOCAL LAW AND AGREES TO THE ENFORCEMENT OF SUCH A JUDGMENT. EACH PARTY TO THIS ADJUSTMENT WARRANT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS IN ACCORDANCE WITH
         SECTION 16(C) AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY.

(b) MODIFICATION AND WAIVER. This Adjustment Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Adjustment Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Adjustment Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Purchaser or future holders hereof or the Company shall be personally delivered or shall be sent by certified or registered mail, postage prepaid, to the Purchaser or each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Purchase Agreement. All notices under this Adjustment Warrant shall be deemed to have been given when received.

         A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 15(c).

(d) SEVERABILITY. Whenever possible, each provision of this Adjustment Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Adjustment Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Adjustment Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Adjustment Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Adjustment Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Adjustment Warrant holder against impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Adjustment Shares on the exercise of this Adjustment Warrant.

                                    * * * * *

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Adjustment Warrant to be executed by its officers thereunto duly authorized.

Dated: March 20, 2001

                                             OPEN MARKET, INC.


                                             By: /s/ Edward Durkin
                                                ------------------------------
                                                 Name: Edward Durkin
                                                 Title: Chief Financial Officer


ATTEST:


Sign: /s/ Annemarie Sadowski
     ------------------------------
Print Name: Annemarie Sadowski

                               NOTICE OF EXERCISE


To:      OPEN MARKET, INC.

Re:      Adjustment Warrant originally issued on March __, 2001 to
         ______________.

(1)      The undersigned hereby elects:

                  (A) to purchase ________ shares of Common Stock of OPEN MARKET, INC. pursuant to the terms of the attached or above-referenced Adjustment Warrant, and tenders herewith payment of the Exercise Price in full.

                  (B) in a "cashless" or "net-issue" exercise for, and to purchase under the attached or above-referenced Adjustment Warrant, ______ shares of Common Stock, and herewith makes payment therefor with ______ Surrendered Shares.


(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)
                           _______________________________; and in addition

(3) Please issue a new Adjustment Warrant for the unexercised portion (if any) and for the unexercised term (through the Termination Date) of the attached Adjustment Warrant in the name of the undersigned or in such other name as is specified below:

                           Other Name: ____________________

(4) The undersigned certifies that after exercise notes above, it will be in compliance with the limitations set forth in Section 13.


                                             -----------------------------------
                                             (Name)

--------------------                         -----------------------------------
(Date)                                       (Signature)
                                             -----------------------------------
                                             (Address)

                                 ASSIGNMENT FORM

              (To assign the foregoing Adjustment Warrant, execute
                   this form and supply required information.
            Do not use this form to exercise the Adjustment Warrant.)



FOR VALUE RECEIVED, the foregoing Adjustment Warrant of Open Market, Inc. and all rights evidenced thereby are hereby assigned to ____________________________ whose address is________________________________________________________________
________________________________________________________________________________


Dated:  ______________,  ____


Holder's Signature: _____________________________

Holder's Address:   _____________________________

                    _____________________________



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Adjustment Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Adjustment Warrant.